UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2023

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On June 29, 2023, STRATTEC SECURITY CORPORATION (the "Company") entered into an Equity Restructuring Agreement (the "Restructuring Agreement") with WITTE Automotive GmbH ("WITTE") providing for the restructuring of the Company's Vehicle Access Systems Technologies LLC ("VAST LLC") and its STRATTEC Power Access LLC, a Delaware limited liability company ("SPA"), joint ventures.  The Company and WITTE closed on the transactions contemplated by the Restructuring Agreement effective as of June 30, 2023. Prior to the closing of the transactions contemplated by the Restructuring Agreement, the Company was a one-third owner of the VAST LLC joint venture with WITTE and ADAC Plastics, Inc.  Under the terms of the Restructuring Agreement, the Company agreed to sell its one-third equity interest in VAST LLC to WITTE for a net purchase price of $18,500,000, which amount is subject to adjustment for any required tax obligations arising in connection with the transactions under the Restructuring Agreement and for payment of transaction expenses and fees incurred by the Company under the Restructuring Agreement.  As part of the Restructuring Agreement, and included in the net purchase price described above, the Company also received ownership of: (1) WITTE's 20% minority interest in SPA which was formed in the Company's fiscal year 2009 to supply the North American portion of the power sliding doors, liftgates, tailgates, deck lids and other access control system products which were acquired from Delphi Corporation in 2009; and (2) the net assets of VAST LLC's Korea branch office, which business will be operated by a newly registered Korea branch of the Company following the closing.

Additionally, on June 30, 2023, the Company issued a press release (the "Press Release") announcing its entry into the Restructuring Agreement and the closing the transactions contemplated thereby.  A copy of the Press Release is attached as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 99.1 ‑‑ Press Release of STRATTEC SECURITY CORPORATION, issued June 30, 2023.

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: June 30, 2023
	By:	/s/ Dennis Bowe
Dennis Bowe, Vice President and CFO